UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event reported):
December 8, 2023

Grocery Outlet Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38950	47-1874201
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5650 Hollis Street, Emeryville, California		94608
(Address of principal executive offices)		(Zip Code)
(510) 845-1999
(Registrant's telephone number, including area code)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	GO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 8, 2023, Charles C. Bracher, Executive Vice President and Chief Financial Officer of Grocery Outlet Holding Corp. (the "Company"), submitted his resignation, effective March 1, 2024 (the "Effective Date"). Mr. Bracher's resignation was a personal decision to pursue another opportunity and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Bracher will remain Executive Vice President and Chief Financial Officer of the Company until the Effective Date, following the expected filing of the Company’s annual report on Form 10-K for the fiscal year ending December 30, 2023.
The Company will commence a search for a new Chief Financial Officer with the assistance of a leading executive search firm. If a new Chief Financial Officer is not appointed by the Effective Date, the Company will appoint Lindsay E. Gray, the Company’s current Senior Vice President, Accounting (Principal Accounting Officer), to serve as interim Chief Financial Officer until a permanent replacement has been appointed. The Company will also enter into a consulting agreement with Mr. Bracher to support the transition. Further disclosure of this agreement will be provided once finalized.
Item 7.01 Regulation FD Disclosure.
On December 11, 2023, the Company issued a press release (i) announcing that Mr. Bracher, Executive Vice President and Chief Financial Officer of the Company, submitted his resignation, effective March 1, 2024, and (ii) reaffirming its outlook for the fourth quarter and its guidance for the fiscal year ending December 30, 2023. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
The Company expects to release financial results for its fourth quarter and full fiscal year ending December 30, 2023 on Tuesday, February 27, 2024.
The information in Item 7.01 of this current report on Form 8-K (including Exhibit 99.1 furnished herewith) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated December 11, 2023, entitled "Grocery Outlet Holding Corp. Announces CFO Transition and Reaffirms Fourth Quarter Outlook and Fiscal 2023 Guidance."
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Grocery Outlet Holding Corp.

Date:	December 11, 2023	By:	/s/ Luke D. Thompson
		Name:	Luke D. Thompson
		Title:	Senior Vice President, General
Counsel and Secretary